Annual Report - Financial Statements
--------------------------------------------------------------------------------

T. Rowe Price

Tax-Free High
Yield Fund

February 29, 2000


Portfolio Highlights
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SECTOR DIVERSIFICATION

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                        8/31/99      2/29/00
--------------------------------------------------------------------------------

Life Care/Nursing Home Revenue                               12%          15%

Hospital Revenue                                             18           14

Industrial and Pollution Control Revenue                     12           14

Nuclear Revenue                                              11           11

Prerefunded Bonds                                             7            8

Housing Finance Revenue                                       8            6

General Obligation - Local                                    6            4

Lease Revenue                                                 3            4

Escrowed to Maturity                                          2            4

Solid Waste Revenue                                           3            4

Dedicated Tax Revenue                                         4            3

Ground Transportation Revenue                                 5            3

Electric Revenue                                              3            2

Miscellaneous Revenue                                         2            2

General Obligation - State                                    3            2

Educational Revenue                                           1            2

All Other                                                     1            1

Other Assets Less Liabilities                                -1            1
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Total                                                       100%         100%


T. Rowe Price Tax-Free High Yield Fund

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------
                             Year
                            Ended
                          2/29/00    2/28/99    2/28/98    2/28/97    2/29/96

NET ASSET VALUE

Beginning of period      $  12.53   $  12.66   $  12.12   $  12.10   $  11.62

Investment activities
  Net investment
  income (loss)              0.66       0.66       0.69       0.70       0.72
         Net realized and
  unrealized gain (loss)    (1.32)     (0.07)      0.54       0.02       0.48

  Total from
  investment activities     (0.66)      0.59       1.23       0.72       1.20

Distributions
  Net investment income     (0.66)     (0.66)     (0.69)     (0.70)     (0.72)
  Net realized gain          --        (0.06)      --         --         --

  Total distributions       (0.66)     (0.72)     (0.69)     (0.70)     (0.72)

NET ASSET VALUE
End of period            $  11.21   $  12.53   $  12.66   $  12.12   $  12.10
                         ----------------------------------------------------

Ratios/Supplemental Data
Total return (diamond)      (5.41)%     4.80%     10.42%      6.22%     10.62%

Ratio of total expenses
to average net assets        0.71%      0.71%      0.72%      0.74%      0.75%

Ratio of net investment
income (loss) to average
net assets                   5.54%      5.28%      5.59%      5.86%      6.07%

Portfolio turnover rate      57.4%      38.9%      24.4%      37.0%      39.3%

Net assets, end of period
(in millions)            $  1,080   $  1,357   $  1,242   $  1,053   $    990

(diamond)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------
                                                           February 29, 2000

Statement of Net Assets                              Par/Shares        Value
--------------------------------------------------------------------------------
                                                            In thousands

ALABAMA  3.1%

Alexander Special Care Fac.
  Fin. Auth., Russell Hosp.
     6.00%, 12/1/22                                  $    3,250   $    2,746

Baldwin County Eastern Shore Health Care Auth.
  Thomas Hosp.
     5.75%, 4/1/27                                        2,500        2,003

     6.75%, 4/1/21                                        1,900        1,746

     8.50%, 4/1/16 (Prerefunded 4/1/01!)                  4,000        4,245

Courtland IDB
     6.70%, 11/1/29 *                                     2,000        1,968

  Solid Waste Disposal,
  Champion Int'l., 5.90%, 2/1/17                          8,000        7,342

Marshall County Health Care Auth.
         Guntersville-Arab Medical Center
     7.00%, 10/1/13                                       2,100        2,144

Mobile, GO
     Capital Improvement Warrants
     Zero Coupon, 8/15/18 (MBIA Insured)                  4,550        1,372

     Zero Coupon, 8/15/19 (MBIA Insured)                  4,675        1,314

     Zero Coupon, 8/15/20 (MBIA Insured)                  4,810        1,260

Mobile Airport Auth., 8.875%, 10/1/15
  (Prerefunded 4/1/00!)*                                  1,853        1,915

Selma IDB, Int'l. Paper, 6.70%, 2/1/18*                   2,000        2,015

Shelby County, GO

     7.40%, 8/1/07                                        2,000        2,108

     7.70%, 8/1/17                                        1,000        1,058

Total Alabama (Cost $32,632)                                          33,236


ALASKA  1.6%

Alaska Housing Fin.
     5.875%, 12/1/24 (MBIA Insured)                       5,000        4,903

     6.10%, 6/1/30                                        5,000        4,889

     6.15%, 6/1/39                                        8,000        7,813

Total Alaska (Cost $17,576)                                           17,605


ARIZONA  0.7%

Peoria IDA
  Sierra Winds
     6.25%, 8/15/14                                       2,040        1,844

Peoria IDA
  Sierra Winds
     6.25%, 8/15/20                                  $    3,500   $    3,020

     6.50%, 8/15/31                                       1,000          869

Tempe IDA, Friendship Village of Tempe,
  6.75%, 12/1/13                                          1,950        1,861

Total Arizona (Cost $8,109)                                            7,594


CALIFORNIA  6.0%

California HFFA, St. Francis Medical Center
     5.75%, 10/1/23 (Escrowed to Maturity)                6,515        6,279

East Palo Alto Redev. Agency
  Univ. Circle-Gateway
     6.50%, 10/1/19                                       1,000          982

     6.625%, 10/1/29                                      1,780        1,741

Foothill / Eastern Transportation Corridor Agency
     Zero Coupon, 1/1/15
     (Escrowed to Maturity)                               2,500        1,069

     Zero Coupon, 1/1/17
     (Escrowed to Maturity)                              12,265        4,562

     Zero Coupon, 1/1/19
     (Escrowed to Maturity)                              10,000        3,253

     Zero Coupon, 1/1/25
     (Escrowed to Maturity)                               8,000        1,777

     Zero Coupon, 1/1/26
     (Escrowed to Maturity)                              17,500        3,649

     Zero Coupon, 1/1/28
     (Escrowed to Maturity)                              10,000        1,845

     Zero Coupon, 1/1/30
     (Escrowed to Maturity)                              25,000        4,078

     Fresno Joint Powers Fin. Auth.,
     6.55%, 9/2/12                                        3,000        3,065

Inglewood Redev. Agency, Century Redev.,
  6.125%, 7/1/23                                          3,440        3,210

Los Angeles County, COP,
     Marina del Rey, 6.50%, 7/1/08                        3,250        3,383

Los Angeles Regional Airports,
  LAX Airport Improvement
     5.65%, 8/1/17 *                                     15,775       13,793

Sacramento City Fin. Auth.,
  Convention Center, 6.25%, 1/1/30                       10,000        8,982

San Jose Multifamily Housing, Helzer Courts Apartments
     6.40%, 12/1/41 *                                     3,000        2,645

Total California (Cost $63,516)                                       64,313


COLORADO  1.6%

Colorado Housing Fin. Auth.
     8.65%, 8/1/03                                          325          330

     8.70%, 11/1/04 *                                       790          802

     9.00%, 8/1/03                                          335          339

     9.40%, 8/1/03 *                                        150          152

Denver City & County, Airport System
  United Air Lines, 6.875%, 10/1/32 *                $   11,000   $   10,753

E-470 Public Highway Auth.
     Zero Coupon, 9/1/20 (MBIA Insured)                  17,420        4,892

Total Colorado (Cost $17,203)                                         17,268


CONNECTICUT  1.0%

Connecticut Dev. Auth., Mystic Marinelife Aquarium
     7.00%, 12/1/27                                       1,700        1,677

Mashantucket
     5.50%, 9/1/28                                        5,000        4,254

     5.75%, 9/1/18                                        1,000          904

     5.75%, 9/1/27                                        4,000        3,542

Total Connecticut (Cost $11,090)                                      10,377


DELAWARE  0.9%

Delaware Economic Dev. Auth.
  Delmarva Power & Light
     7.15%, 7/1/18 (FGIC Insured)                         2,500        2,616

  Peninsula Methodist Homes
     8.50%, 5/1/22                                          330          346

     8.50%, 5/1/22 (Prerefunded 5/1/02!)                  2,170        2,372

Delaware HFA, Beebe Medical Center,
  6.75%, 6/1/14                                           3,975        3,776

Total Delaware (Cost $8,861)                                           9,110


DISTRICT OF COLUMBIA  2.1%

Dist. of Columbia, GO
     6.53%, 7/1/06 (FSA Insured)                          2,375        2,044

     6.78%, 7/1/06 (FSA Insured)                          7,495        7,169

Dist. of Columbia
  American Geophysical Union, 5.875%, 9/1/23              1,750        1,582

  James F. Oyster Elementary School Pilot
     6.60%, 11/1/15                                       2,270        2,213

  Medlantic Healthcare Group
     5.75%, 8/15/26 (MBIA Insured)
     (Escrowed to Maturity)                               6,000        5,794

Dist. of Columbia
  Methodist Home
     5.50%, 1/1/11                                   $    1,000   $      873

     6.00%, 1/1/20                                        3,920        3,272

Total District of Columbia (Cost $24,457)                             22,947


FLORIDA  3.7%

Brevard County Tourist Dev.
  Florida Marlins Spring Training Fac.
     6.875%, 3/1/13                                       1,520        1,531

Broward County Resource Recovery
  Broward Waste Energy, L.P. North
     7.95%, 12/1/08                                       3,870        3,995

  Broward Waste Energy, L.P. South
     7.95%, 12/1/08                                       3,930        4,057

Charlotte County, IDR,
  Beverly Enterprises, 10.00%, 6/1/11                       775          822

Collier County IDA, Beverly Enterprises,
  10.75%, 3/1/03                                          1,350        1,433

Dade County, Guaranteed Entitlement
     Zero Coupon, 2/1/12 (MBIA Insured)                  14,215        7,190

Escambia County, IDR,
  Beverly Enterprises, 9.80%, 6/1/11                        415          430

Florida Board of Ed., GO,
  Capital Outlay, 5.75%, 6/1/22                           5,400        5,300

Hernando County, IDR,
  Beverly Enterprises, 10.00%, 9/1/11                       740          790

Jacksonville Ind. Dev.,
  Beverly Enterprises, 7.00%, 10/1/11                     2,550        2,407

Lee County IDA,
  Cypress Cove, 6.375%, 10/1/25                           2,600        2,253

Leon County, IDR,
  Beverly Enterprises, 9.80%, 6/1/11                        415          430

Manatee County Housing Fin. Auth.,
  Capital Appreciation
     Zero Coupon, 10/1/15                                 1,498          261

Orange County HFA
  Westminster Community Care
     6.50%, 4/1/12                                        2,525        2,381

     6.75%, 4/1/34                                        2,695        2,371

Orange County IDA,
  Beverly Enterprises, 9.25%, 8/1/10                        395          417

St. John's County IDA,
  Vicar's Landing, 6.75%, 2/15/12                         4,000        3,876

Total Florida (Cost $40,171)                                          39,944


GEORGIA  2.6%

Americus & Sumter County Hosp. Auth.
  Magnolia Manor
     6.25%, 5/15/19                                  $    1,000   $      860

     6.375%, 5/15/29                                      3,500        2,963

Athens-Clarke Residential Care Fac. Auth.
  Wesley Woods of Athens, 6.375%, 10/1/27                 2,500        2,161

Coweta County Residential Care Fac. Auth.
  Wesley Woods of Newnan-Peachtree City
     8.25%, 10/1/26                                       3,145        3,361

Municipal Electric Auth. of Georgia,
  6.25%, 1/1/17                                           4,000        4,174

Putnam County Dev. Auth., PCR, Georgia Power Plant
     VRDN (Currently 3.85%)                               3,000        3,000

Rockdale County Dev. Auth.
  Solid Waste Disposal, Visy Paper
     7.40%, 1/1/16 *                                      4,080        4,151

     7.50%, 1/1/26 *                                      4,400        4,486

Savannah Economic Dev. Auth.,
  College of Art & Design
     6.80%, 10/1/19                                       3,430        3,371

Total Georgia (Cost $29,193)                                          28,527


HAWAII  0.5%

Hawaii Dept. of Budget and Fin.
  Kapiolani Health Obligated Group
     6.20%, 7/1/16                                        2,000        1,961

     6.25%, 7/1/21                                        4,000        3,827

Total Hawaii (Cost $6,048)                                             5,788


IDAHO  0.7%

Idaho HFA
  Single Family, 7.80%, 1/1/23 *                            875          895

  St. Lukes Regional Medical Center
     VRDN (Currently 3.85%)                               1,260        1,260

Idaho Student Loan Marketing Assoc.,
  6.70%, 10/1/07 *                                        2,500        2,475

Power County, PCR, 6.45%, 8/1/32 *                        3,580        3,385

Total Idaho (Cost $8,067)                                              8,015


ILLINOIS  5.3%

Aurora, Dreyer Medical Clinic,
  8.75%, 7/1/14                                      $    4,025   $    4,236

Chicago O'Hare Int'l. Airport
     American Airlines, 7.875%, 11/1/25 *                 2,500        2,566

     United Airlines, 5.35%, 9/1/16                       2,800        2,396

Illinois Dev. Fin. Auth.,
  Adventist Health, 5.50%, 11/15/20                       4,500        3,576

Illinois HFA
  Community Hosp. of Ottawa, 6.85%, 8/15/24               5,275        5,244

  Covenant Retirement Community, 7.60%, 12/1/12           2,665        2,830

  Glen Oaks Medical Center
     7.00%, 11/15/19 (Escrowed to Maturity)               3,300        3,593

     9.50%, 11/15/15 (Escrowed to Maturity)               1,840        1,946

  Hinsdale Hosp.
     7.00%, 11/15/19 (Escrowed to Maturity)               5,100        5,553

  Holy Cross Hosp., 6.75%, 3/1/24                         6,650        6,347

  Riverside Medical Center, 5.75%, 11/15/20               2,620        2,290

  Victory Health Services, 5.375%, 8/15/16                5,105        4,348

Metropolitan Pier and Exposition Auth.
  McCormick Place
     5.25%, 12/15/28 (FGIC Insured)                       7,000        6,120

Southwestern Illinois Dev. Auth., Anderson Hosp.
     7.00%, 8/15/22 (Prerefunded 8/15/02!)                2,500        2,661

Village of Carol Stream, DuPage County
  Windsor Park Manor
     7.00%, 12/1/13                                       2,000        1,947

     7.20%, 12/1/14                                       1,200        1,186

Total Illinois (Cost $58,121)                                         56,839


INDIANA  2.2%

Goshen, Greencroft Obligation Group,
  5.75%, 8/15/28                                          4,000        3,154

Hammond, Sewage and Solid Waste Disposal
  American Maize Products, 8.00%, 12/1/24 *               4,000        4,304

Indiana Dev. Fin. Auth., 6.25%, 7/15/30                   2,350        2,137

Indiana HFA, Clarian Health Partners
     5.50%, 2/15/16 (MBIA Insured)                        2,800        2,645

  Indiana HFFA, Deaconess Hosp., 5.50%, 3/1/29            5,000        4,149

Indianapolis Airport Auth.,
  Federal Express, 7.10%, 1/15/17 *                       5,000        5,136

St. Joseph County Economic Dev.
  Madison Center
     5.45%, 2/15/17                                  $    1,150   $      953

     5.50%, 2/15/21                                       1,150          927

Total Indiana (Cost $25,233)                                          23,405


IOWA  0.2%

Iowa HFA, Wesley Retirement, 6.25%, 2/1/12                2,400        2,221

Total Iowa (Cost $2,400)                                               2,221


KENTUCKY  2.1%

Florence Housing Fac., Bluegrass RHF Housing
     7.625%, 5/1/27 (Prerefunded 5/1/07!)                 2,500        2,864

Jefferson County,
  Louisville Gas & Electric, 7.45%, 6/15/15               4,250        4,361

Jefferson County HFA,

  Beverly Enterprises, 5.875%, 5/1/08                       940          868

Kenton County Airport Board
  Delta Airlines
     6.125%, 2/1/22 *                                     6,000        5,497

     7.50%, 2/1/12 *                                      3,600        3,699

     7.50%, 2/1/20 *                                      5,360        5,479

Total Kentucky (Cost $22,042)                                         22,768


LOUISIANA  3.9%

Lake Charles Harbor & Terminal Dist.,
  Panhandle Eastern
     7.75%, 8/15/22                                       5,000        5,375

Louisiana Local Gov't. Environment Fac.,
  St. James Place
     8.00%, 11/1/25                                       4,880        4,675

Louisiana Offshore Terminal Auth.,
  Deepwater Port
     7.60%, 9/1/10                                        4,050        4,186

Louisiana PFA
  IDR, Beverly Enterprises, 8.25%, 9/1/08                 1,145        1,194

  Pendelton Memorial Methodist Hosp.
     5.25%, 6/1/17                                        4,515        3,415

     5.25%, 6/1/28                                        5,780        4,058

  St. James Place of Baton Rouge, 10.00%, 11/1/21
     (Prerefunded 11/1/01!)                               4,500        4,958

Louisiana Public Fac. Auth.,
  5.625%, 8/15/29                                    $    3,500   $    2,776

Plaquemines Parish IDB, PCR,
  7.25%, 10/1/09                                          1,280        1,280

West Feliciana Parish
     6.60%, 9/1/28                                        5,000        4,638

     PCR, Entergy Gulf States, 5.65%, 9/1/28              5,000        4,954

Total Louisiana (Cost $44,138)                                        41,509


MARYLAND  2.6%

Berlin, Atlantic General Hosp.,
  8.375%, 6/1/22                                          1,860        1,921

Gaithersburg Economic Dev.,
  Asbury Methodist, 5.50%, 1/1/15                         5,000        4,436

Maryland CDA, Single Family,
  7.25%, 4/1/19                                           2,500        2,548

Maryland Energy Fin. Administration,
  7.50%, 9/1/15 *                                         6,000        5,818

Maryland HHEFA, Doctor's Community Hosp.,
  5.50%, 7/1/24                                           3,000        2,300

Maryland Ind. Dev. Fin. Auth.
  American Association of Blood Banks
     7.25%, 8/1/13                                        2,700        2,743

Maryland-National Capital Park Planning Commission
  Little Bennett Golf Fac.
     8.25%, 10/1/11 (Prerefunded 10/1/02!)                1,960        2,154

Montgomery County Housing Opportunities Commission
  Multifamily, 8.75%, 7/1/27                              1,995        2,039

  Single Family
     Zero Coupon, 7/1/27                                  4,250          776

     Zero Coupon, 7/1/28                                  9,500        1,656

     6.10%, 7/1/27                                        1,975        1,975

     7.50%, 7/1/17                                          105          107

Total Maryland (Cost $29,396)                                         28,473


MASSACHUSETTS  3.9%

Massachusetts, GO, 7.50%, 6/1/04                          2,750        2,953

Massachusetts Bay Transportation Auth., GO
  General Transportation
     7.00%, 3/1/19                                        2,500        2,829

     7.00%, 3/1/21                                        2,000        2,260

Massachusetts Dev. Fin. Agency
  Boston Univ., 5.375%, 5/15/39                           5,490        4,582

  Ogden Haverhill, 6.70%, 12/1/14 *                       2,250        2,261

Massachusetts HEFA
     5.625%, 7/1/20                                  $    5,000   $    3,858

  Caritas Christi, 5.75%, 7/1/28                            500          377

  Nichols College, 6.125%, 10/1/29                        3,500        3,076

Massachusetts Housing Fin. Agency
  Housing Project 6.375%, 4/1/21                          1,925        1,934

  Single Family, 6.35%, 6/1/17                            1,730        1,748

Massachusetts Ind. Fin. Agency
  Bradford College, 5.625%, 11/1/28                       6,000        4,649

  Nevins Home, 7.875%, 7/1/23                             5,190        5,179

  Ogden Haverhill, 5.40%, 12/1/11 *                       3,600        3,201

Massachusetts Water Resources Auth.
     5.00%, 3/1/22 (MBIA Insured)                         3,500        3,022

Total Massachusetts (Cost $44,835)                                    41,929


MICHIGAN  2.7%

Dickinson County Economic Dev., Champion Int'l.
     5.85%, 10/1/18                                       4,000        3,626

Flint Hosp. Building Auth., Hurley Medical Center
     5.375%, 7/1/28                                       3,000        2,124

Garden City Hosp. Fin. Auth.
  Garden City Hosp.
     5.625%, 9/1/10                                       1,265        1,080

     5.75%, 9/1/17                                        1,500        1,213

Michigan HDA, 6.50%, 12/1/17                                100          101

Michigan Hosp. Fin. Auth.
  Bay Medical Center, 8.25%, 7/1/12                       1,920        1,983

  Pontiac Osteopathic Hosp., 6.00%, 2/1/24                7,735        6,285

  Saratoga Community Hosp., 8.75%, 6/1/10
     (Prerefunded 6/1/02!)                                3,432        3,716

Michigan State Building Auth.,
  Fac. Program, 5.125%, 10/15/15                          8,415        7,797

Michigan Strategic Fund,
  Waste Management, 5.20%, 4/1/10 *                       1,500        1,270

Total Michigan (Cost $30,482)                                         29,195


MINNESOTA  0.7%

Minneapolis, Walker Methodist Senior Services
     6.00%, 11/15/28                                      7,500        6,074

Minnesota Housing Fin. Agency, Single Family
     6.70%, 1/1/18                                   $    1,430   $    1,461

Total Minnesota (Cost $8,880)                                          7,535


MISSISSIPPI  2.5%

Mississippi Business Fin.

     5.90%, 5/1/22                                        5,675        4,919

  Systems Energy Resources, 5.875%, 4/1/22               20,000       17,208

Mississippi Home, Single Family,
  9.25%, 3/1/12 (FGIC Insured)                              117          121

Mississippi Hosp. Equipment & Fac. Auth.,
  Magnolia Hosp.
     7.375%, 10/1/21 (Prerefunded 10/1/01!)               3,000        3,176

Warren County, Int'l. Paper, 6.75%, 8/1/21 *              2,000        2,015

Total Mississippi (Cost $30,470)                                      27,439


MISSOURI  1.4%

Good Shepherd Nursing Home Dist.
  Nursing Home Fac.
     5.45%, 8/15/08                                       1,150        1,054

     5.90%, 8/15/23                                       2,000        1,641

Hannibal IDA, Hannibal Medical Center
     9.50%, 3/1/22 (Prerefunded 9/1/01!)                  3,650        4,057

Joplin IDA, Tri-State Osteopathic Hosp.
     8.25%, 12/15/14 (Prerefunded 12/15/01!)              1,060        1,140

Lee's Summit IDA, John Knox Village,
  7.125%, 8/15/12                                         1,500        1,535

Missouri HEFA, Still Regional Medical Center
     7.70%, 2/1/13 (Prerefunded 2/1/02!)                  4,210        4,466

Newton County IDA, 7.125%, 11/1/08                        1,320        1,267

Total Missouri (Cost $14,841)                                         15,160


MONTANA  0.1%

Montana Board of Housing
     7.85%, 10/1/04 (FHA Insured)                           485          497

     8.40%, 10/1/03 *                                       310          314

     8.50%, 10/1/02                                         175          177

     8.525%, 10/1/02 (FHA Insured))                         150          151

     8.95%, 10/1/02 *                                       140          142

Total Montana (Cost $1,260)                                            1,281


NEBRASKA  0.5%

City of Kearney, Great Platte River Road,
  6.75%, 1/1/23                                      $    5,000   $    3,998

Nebraska Investment Fin. Auth.
  Single Family
  Residual Interest Bond / Inverse Floater
  (Currently 10.983%), 3/15/22
  (GNMA Guaranteed) *                                       465          484

  Residual Interest Bond / Inverse Floater
  (Currently 11.236%), 9/10/30
  (GNMA Guaranteed) *                                       700          738

Total Nebraska (Cost $6,044)                                           5,220


NEVADA  2.4%

Clark County, IDR
  Nevada Power
     5.50%, 10/1/30                                       3,500        2,834

     5.90%, 11/1/32 *                                    15,600       13,283

  Southwest Gas
     7.30%, 9/1/27                                        3,000        3,134

     7.50%, 9/1/32 *                                      5,000        5,194

Nevada Housing Division
     9.35%, 10/1/02                                         130          131

     9.375%, 10/1/00 *                                       30           30

     9.45%, 10/1/03 (FHA Insured) *                         305          309

     9.65%, 10/1/02 *                                       210          214

  Single Family Mortgage, 5.60%, 4/1/17                   1,000          951

Total Nevada (Cost $28,282)                                           26,080


NEW HAMPSHIRE  0.3%

New Hampshire HHEFA, Catholic Medical Center,
  8.25%, 7/1/13                                           3,000        3,064

Total New Hampshire (Cost $2,985)                                      3,064


NEW JERSEY  3.8%

Camden County Improvement Auth.
  Kaighn Point Marine Terminal, 8.00%, 6/1/27 *           4,000        4,170

Gloucester County Improvement Auth.
  Waste Management, 6.85%, 12/01/09                  $    1,000   $    1,005

New Jersey Economic Dev. Auth.
  Continental Airlines,
  6.25%, 9/15/19 (FSA Insured) *                         15,000       13,737

  Franciscan Oaks, 5.75%, 10/1/23                         1,775        1,424

  Kapkowski Road Landfill
     6.375%, 4/1/18                                       2,000        1,914

     6.375%, 4/1/31                                       2,000        1,873

  Keswick Pines
     5.75%, 1/1/24                                        3,885        3,063

     8.75%, 1/1/24 (Prerefunded 1/1/04!)                  5,925        6,778

  The Evergreens, 6.00%, 10/1/17                          1,300        1,115

New Jersey Sports & Exposition Auth.,
  Monmouth Park
     8.00%, 1/1/25 (Prerefunded 1/1/05!)                  5,250        5,992

Total New Jersey (Cost $41,462)                                       41,071


NEW MEXICO  0.4%

Farmington, PCR, 6.30%, 12/1/16                           4,800        4,614

Total New Mexico (Cost $4,761)                                         4,614


NEW YORK  8.2%

Dormitory Auth. of the State of New York
  City Univ.
     5.625%, 7/1/16                                       3,100        3,049

     6.00%, 7/1/14                                        2,730        2,810

  Dept. of Health, 5.50%, 7/1/25 (MBIA Insured)           3,500        3,213

  State Univ. Ed. Fac.
     5.25%, 5/15/13                                       5,000        4,815

     5.25%, 5/15/19                                       5,000        4,560

     5.875%, 5/15/17                                      3,000        3,014

Huntington Housing Auth.
  Gurwin Jewish Senior Residences,
  6.00%, 5/1/39                                           1,140          928

Metropolitan Transportation Auth., Service Contract
     5.50%, 7/1/17                                        4,000        3,853

New York City, GO
     5.75%, 2/1/14                                        8,140        8,101

     5.875%, 3/15/13                                      2,750        2,774

New York City, GO
     6.00%, 2/15/16                                  $    2,810   $    2,816

     6.00%, 8/1/17                                        2,500        2,507

     6.20%, 8/1/07                                        4,705        4,899

     6.20%, 8/1/07 (Prerefunded 8/1/04!)                    120          127

     6.25%, 8/1/09                                        7,000        7,364

New York City Health & Hosp., Health System Bonds
     5.25%, 2/15/17 (AMBAC Insured)                       6,000        5,320

New York City Municipal Water Fin. Auth.,
  Water and Sewer
     5.50%, 6/15/23                                       5,000        4,606

New York State Energy Research & Dev. Auth.,
  Lilco Project
     5.15%, 3/1/16 (MBIA Insured)                        10,000        9,131

New York State Mortgage Agency,
  Homeowner Mortgage
     5.90%, 4/1/27                                        4,000        3,868

Oneida County IDA
  St. Elizabeth Medical Center
     5.625%, 12/1/09                                      1,400        1,264

     5.875%, 12/1/29                                      2,750        2,199

     6.00%, 12/1/19                                       2,520        2,120

Suffolk County IDA
     7.25%, 11/1/28                                       2,000        1,916

  Jeffersons Ferry, 7.20%, 11/1/19                        1,250        1,204

Yonkers IDA, Civic Fac.,
  St. Joseph Hosp., 6.15%, 3/1/15                         2,500        2,189

Total New York (Cost $88,604)                                         88,647


NORTH CAROLINA  0.9%

North Carolina Eastern Municipal Power Agency,
  6.75%, 1/1/26                                           3,000        3,022

North Carolina Medical Care Commission,
  Valdese General Hosp.
     8.75%, 10/1/16 (Prerefunded 10/1/01!)                1,905        2,056

North Carolina Municipal Power Agency
     6.375%, 1/1/13                                       3,000        3,022

  Catawba Electric, 5.90%, 1/1/03                         1,000        1,009

Total North Carolina (Cost $8,860)                                     9,109


NORTH DAKOTA  0.4%

Mercer County, PCR, Basin Electrical Power
     7.20%, 6/30/13 (AMBAC Insured)                       3,500        4,007

Total North Dakota (Cost $3,992)                                       4,007


OHIO  3.7%

Akron, Municipal Baseball Stadium, COP
     Zero Coupon, 12/1/16                            $    2,200   $    1,968

Cambridge, Guernsey Memorial Hosp.,
  8.00%, 12/1/11                                          1,500        1,560

Cleveland Parking Fac., 8.10%, 9/15/22
  (Prerefunded 9/15/02!)                                 10,000       10,940

Fairfield Economic Dev. Auth.,
  Beverly Enterprises, 8.50%, 1/1/03                      1,415        1,452

Montgomery County Hosp., Kettering Medical Center
     6.75%, 4/1/18                                        2,100        1,978

Ohio Air Quality Dev. Auth., PCR
  Cleveland Electric, 6.00%, 8/1/20                       2,700        2,414

  Toledo Edison, 8.00%, 5/15/19                           2,750        2,812

Ohio Housing Fin. Agency, Single Family
  Residual Interest Bond / Inverse Floater
  (Currently 9.628%), 3/31/31
  (GNMA Guaranteed)*                                        465          491

Ohio Water Dev. Auth., PCR
  Bay Shore Power
     5.875%, 9/1/20 *                                     6,000        4,875

     5.375%, 9/1/02 *                                     2,800        2,735

  Cleveland Electric
     6.10%, 8/1/20 *                                      2,600        2,310

     7.70%, 8/1/25                                        2,800        2,956

  Toledo Edison, 8.00%, 10/1/23 *                         3,700        3,935

Total Ohio (Cost $40,684)                                             40,426


OKLAHOMA  1.1%

Jackson County Memorial Hosp. Auth.
  Jackson County Memorial Hosp., 7.30%, 8/1/15            4,300        4,072

Tulsa Municipal Airport
  American Airlines
     7.375%, 12/1/20 *                                    2,000        2,029

     7.60%, 12/1/30 *                                     5,240        5,353

Total Oklahoma (Cost $11,480)                                         11,454


OREGON  0.2%

Western Generation Agency, Wauna Cogeneration
     7.25%, 1/1/09 *                                 $    1,700   $    1,745

Total Oregon (Cost $1,694)                                             1,745


PENNSYLVANIA  5.1%

Allegheny County Hosp. Dev. Auth.,
  St. Francis Medical Center
     5.75%, 5/15/27                                       2,000        1,573

Beaver County IDA, PCR
  Cleveland Electric, 7.625%, 5/1/25                      2,400        2,525

  Toledo Edison, 7.75%, 5/1/20                            2,000        2,116

Berks County IDA, Lutheran Home at Topton
  6.875%, 1/1/23 (AMBAC Insured)                          5,310        5,504

Bucks County IDA
  Health Care Fac.
     6.20%, 5/1/19                                        1,275        1,102

     6.30%, 5/1/29                                        8,475        7,207

Chester County HEFA,
  Jefferson Health, 5.375%, 5/15/27                       2,500        2,029

Lancaster County Hosp. Auth.,
  St. Annes Home, 6.60%, 4/1/24                           3,200        2,850

Montgomery County HHEFA
  Philadelphia Geriatric Center
     7.00%, 12/1/12                                       3,360        3,263

     7.25%, 12/1/19                                       2,500        2,379

     7.375%, 12/1/33                                      1,900        1,777

Montgomery County Higher Ed. & Health Auth.
     8.00%, 6/1/22 (Prerefunded 6/1/02!)                  5,755        6,174

     8.20%, 6/1/06 (Prerefunded 6/1/02!)                    730          786

  Brittany Pointe, 8.50%, 1/1/22
  (Prerefunded 1/1/03!)                                   2,500        2,779

Pennsylvania Economic Dev. Fin. Auth., National Gypsum
  6.25%, 11/1/27 *                                        5,500        4,985

Pennsylvania Housing Fin. Agency
  Residual Interest Bond / Inverse Floater
  (Currently 9.961%), 10/3/23
  (GNMA Guaranteed) *                                     1,500        1,605

Philadelphia Auth. for Ind. Dev., Health Care Fac.
  Baptist Home of Philadelphia
     5.60%, 11/15/28                                      1,750        1,336

Philadelphia Auth. for Ind. Dev., Health Care Fac.
  Pauls Run Retirement Community
     5.75%, 5/15/18                                  $    1,400   $    1,148

     5.85%, 5/15/13                                       1,165        1,025

     5.875%, 5/15/28                                      3,400        2,709

Total Pennsylvania (Cost $57,052)                                     54,872


RHODE ISLAND  0.6%

Rhode Island Housing & Mortgage Fin.
  Residual Interest Bond / Inverse Floater
  (Currently 9.961%), 4/1/24
  (GNMA Guaranteed) *                                     1,000        1,069

  Homeownership Opportunity, 6.70%, 10/1/14               5,000        5,125

Total Rhode Island (Cost $6,000)                                       6,194


SOUTH CAROLINA  3.2%

Connector 2000 Assoc.
  Toll Road
     Zero Coupon, 1/1/08                                  2,600        1,367

     Zero Coupon, 1/1/10                                  2,900        1,294

     Zero Coupon, 1/1/13                                  5,200        1,930

     Zero Coupon, 1/1/20                                  9,900        2,121

     Zero Coupon, 1/1/21                                 12,300        2,438

     Zero Coupon, 1/1/24                                  8,500        1,319

     Zero Coupon, 1/1/26                                  6,700          878

     Zero Coupon, 1/1/31                                 21,100        1,867

Georgetown County, Int'l. Paper,
  6.25%, 9/1/23 *                                         2,000        1,879

Piedmont Municipal Power Agency
     5.25%, 1/1/15                                        1,500        1,282

     5.25%, 1/1/21                                        1,000          811

     5.75%, 1/1/24                                        5,000        4,244

Richland County PCR, Union Camp,
  6.625%, 5/1/22                                          3,505        3,515

South Carolina Jobs Economic Dev. Auth.
  First Mortgage Lutheran Homes, 6.625%, 5/1/20           5,500        5,171

South Carolina Public Service Auth.
     5.875%, 1/1/23 (FGIC Insured)                        5,000        4,892

Total South Carolina (Cost $41,810)                                   35,008


SOUTH DAKOTA  0.2%

South Dakota HDA, Homeownership,
  6.65%, 5/1/14                                      $    2,375   $    2,435

Total South Dakota (Cost $2,375)                                       2,435


TENNESSEE  0.9%

Metropolitan Gov't. of Nashville & Davidson Counties
     6.00%, 11/15/30                                      6,000        5,741

  Mur-Ci Homes, 7.75%, 12/1/26                            4,565        4,272

Total Tennessee (Cost $10,212)                                        10,013


TEXAS  8.0%

Abilene Health Fac. Dev.
     5.875%, 11/15/18                                     3,750        3,132

     5.90%, 11/15/25                                      2,000        1,626

  Sears Methodist Retirement
     5.875%, 11/15/18                                     1,000          835

     6.00%, 11/15/29                                      3,500        2,861

Alliance Airport Auth.,
  American Airlines, 7.00%, 12/1/11 *                     3,070        3,225

Amarillo Health Fac. Dev.,
  Sears Panhandle Retirement
     7.75%, 8/15/26 (Prerefunded 8/15/06!)                4,800        5,550

Bell County Health Fac. Dev., King's Daughter Hosp.
     9.25%, 7/1/08                                        2,630        2,714

Brazos River Auth., Houston Lighting & Power
     6.375%, 4/1/12 (MBIA Insured)                       10,000       10,509

Denison Hosp. Auth.
  Texoma Medical Center
     6.125%, 8/15/27                                      3,770        3,088

     7.10%, 8/15/24                                       2,405        2,460

     7.10%, 8/15/24 (Prerefunded 8/15/04!)                1,245        1,273

Falls County Jail Fac. Fin.,
  Criminal Detention Center
     9.75%, 8/1/09                                          575            0

Gainesville IDC, GTE Valenite,
  8.90%, 5/15/11 *                                        2,810        2,936

Harris County Health Fac. Dev.
  Memorial Hosp., 7.125%, 6/1/15
  (Prerefunded 6/1/02!)                                   5,000        5,300

  Methodist Hosp., VRDN (Currently 3.80%)                 5,500        5,500

  St. Lukes Episcopal Hosp., VRDN
  (Currently 3.75%)                                       6,250        6,250

LaSalle County Jail Fac. Fin.,
  Criminal Detention Center
     9.75%, 8/1/09                                   $      560   $        0

Matagorda County Navigation Dist.
     5.2%, 11/1/02                                        3,000        2,957

North Central Health Fac. Dev.,
     7.25%, 11/15/19                                      3,000        2,767

Paris Health Fac. Dev.,
  McCuistion Regional Medical Center
     7.60%, 2/1/12 (Prerefunded 2/1/02!)                  4,290        4,574

Pecos County Jail Fac. Fin.,
  Criminal Detention Center
     9.75%, 8/1/09                                          565            0

San Antonio Electric & Gas
     Zero Coupon, 2/1/10 (FGIC Insured)                   5,000        2,885

San Saba County Jail Fac. Fin.,
  Criminal Detention Center
     9.75%, 8/1/09                                          550            0

Texas, GO, Veterans Housing Assistance,
     6.25%, 12/1/15                                         480          474

Tomball Hosp. Auth.
  Tomball Regional Hosp.
     6.00%, 7/1/19                                        2,000        1,747

     6.00%, 7/1/25                                        4,000        3,395

     6.10%, 7/1/08                                        5,000        4,815

Tyler Health Fac. Dev.
  Mother Frances Hosp.
     5.40%, 7/1/08                                        1,315        1,209

     5.625%, 7/1/13                                       4,960        4,301

Total Texas (Cost $88,013)                                            86,383


UTAH  0.3%

Tooele County, PCR, Laidlaw Environmental,
     7.55%, 7/1/27 *                                      2,000        1,999

Utah Housing Fin. Agency
     6.25%, 7/1/05                                           95           95

     7.50%, 7/1/05                                          390          400

     7.60%, 7/1/05                                          310          315

     7.75%, 7/1/05                                          340          346

     7.75%, 1/1/23 *                                         40           41

     8.55%, 7/1/04                                           85           86

     8.65%, 7/1/04                                          220          222

     9.25%, 7/1/01                                           15           15

     9.60%, 7/1/02 *                                          5            5

Utah Housing Fin. Agency
     9.75%, 7/1/02                                   $       10   $       10

     9.85%, 7/1/02 *                                         40           40

Total Utah (Cost $3,550)                                               3,574


VERMONT  0.1%

Vermont Ed. and Health Buildings Fin. Agency
  Medical Center Hosp. of Vermont
     6.25%, 9/1/23 (FGIC Insured)                         1,400        1,407

Total Vermont (Cost $1,400)                                            1,407


VIRGINIA  2.2%

Fairfax County Economic Dev. Auth.
  Greenspring Retirement Community
     7.25%, 10/1/19                                       2,500        2,348

     7.50%, 10/1/29                                       4,500        4,290

Norfolk Port & Ind. Auth.,
  Henson Aviation, 9.625%, 8/1/12 *                         650          695

Pocahontas Parkway Assoc.
     Zero Coupon, 8/15/10                                 3,600        1,663

     Zero Coupon, 8/15/13                                 2,800        1,023

     Zero Coupon, 8/15/14                                 3,100        1,051

     Zero Coupon, 8/15/15                                 3,200        1,007

     Zero Coupon, 8/15/17                                 2,595          683

     Zero Coupon, 8/15/18                                12,500        3,529

     Zero Coupon, 8/15/19                                 4,000          916

     Zero Coupon, 8/15/22                                 4,600          830

     Zero Coupon, 8/15/23                                 4,700          786

Virginia Beach Dev. Auth.
  Beverly Enterprises, 10.00%, 4/1/10                     2,320        2,394

  Westminster Canterbury, 7.25%, 11/1/32                  2,500        2,411

Total Virginia (Cost $26,912)                                         23,626


WASHINGTON  2.0%

Snohomish County Housing Auth.
  Millwood Estates Project
     5.50%, 6/1/29                                        3,750        3,279

Snohomish County Housing Auth.
  Millwood Estates Project
     6.25%, 6/1/29                                   $      680   $      615

Spokane County IDC,
  Kaiser Aluminum & Chemical
     7.60%, 3/1/27 *                                      2,500        2,585

Washington, GO, 5.70%, 10/1/15                            7,500        7,569

Washington HFA, Fred Hutchinson
  Cancer Research Center
  VRDN (Currently 3.90%)                                  1,300        1,300

Washington Public Power Supply System
     Zero Coupon, 7/1/14 (FSA Insured)                    6,400        2,746

     6.30%, 7/1/12                                        2,000        2,120

     7.25%, 7/1/09                                        1,000        1,103

Total Washington (Cost $20,936)                                       21,317


WISCONSIN  1.1%

Green Bay Redev. IDA, 5.60%, 5/1/19 *                     3,000        2,586

Oconto Falls CDA,
  Oconto Falls Tissue, 7.75%, 12/1/22 *                   2,800        2,784

Wisconsin HEFA, National Regency of New Berlin
     8.00%, 8/15/25                                       5,970        6,208

Total Wisconsin (Cost $11,623)                                        11,578


WYOMING  0.8%

Sweetwater County, PCR,
  Solid Waste Disposal, FMC Corp.
     6.90%, 9/1/24 *                                      5,000        4,948

Wyoming CDA
     5.70%, 12/1/35                                       2,700        2,501

  Single family, 6.70%, 6/1/17                            1,145        1,159

Total Wyoming (Cost $8,327)                                            8,608


PREFERRED SHARES  0.5%

MuniMae TE Bond Subsidiary Cum.
   Pfd. Shares (Series A)
  (144a), 6.875%, 6/30/09 *                               6,000        5,867

Total Preferred Stocks (Cost $6,000)                                   5,867

Total Investments in Securities

99.0% of Net Assets (Cost $1,102,079)                             $1,068,797

Other Assets Less Liabilities                                         11,195

NET ASSETS                                                        $1,079,992
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                            $      143

Accumulated net realized gain/loss
- net of distributions                                               (22,418)

Net unrealized gain (loss)                                           (33,282)

Paid-in-capital applicable to 96,363,408
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares authorized                       1,135,549

NET ASSETS                                                        $1,079,992
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    11.21
                                                                  ----------

   *   Interest subject to alternative minimum tax
   !   Used in determining portfolio maturity
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.5% of net assets.
AMBAC  AMBAC Indemnity Corp.
  CDA  Community Development Administration
  COP  Certificates of Participation
 FGIC  Financial Guaranty Insurance Company
  FHA  Federal Housing Authority
  FSA  Financial Security Assurance Corp.
 GNMA  Government National Mortgage Association
   GO  General Obligation
  HDA  Housing Development Authority
 HEFA  Health & Educational Facility Authority
  HFA  Health Facility Authority
 HFFA  Health Facility Financing Authority
HHEFA  Health & Higher Educational Facility Authority
  IDA  Industrial Development Authority
  IDB  Industrial Development Bond
  IDC  Industrial Development Corp.
  IDR  Industrial Development Revenue
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
  PFA  Public Facility Authority
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free High Yield Fund

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                     2/29/00

Investment Income (Loss)

Interest income                                                   $   78,741

Expenses
  Investment management                                                7,823
  Shareholder servicing                                                  769
  Custody and accounting                                                 219
  Prospectus and shareholder reports                                      80
  Legal and audit                                                         31
  Registration                                                            20
  Directors                                                               10
  Miscellaneous                                                            9

  Total expenses                                                       8,961

  Expenses paid indirectly                                                (2)

  Net expenses                                                         8,959

Net investment income (loss)                                          69,782

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                         (18,883)
  Futures                                                                691

  Net realized gain (loss)                                           (18,192)

Change in net unrealized gain or loss on securities                 (122,602)

Net realized and unrealized gain (loss)                             (140,794)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $  (71,012)
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free High Yield Fund

Statement of Changes in Net Assets

In thousands

                                                    Year
                                                   Ended
                                                 2/29/00             2/28/99

Increase (Decrease) in Net Assets

Operations
  Net investment
  income (loss)                                $  69,782           $  68,904
  Net realized gain (loss)                       (18,192)              9,608
  Change in net unrealized
  gain or loss                                  (122,602)            (17,235)

  Increase (decrease) in net
  assets from operations                         (71,012)             61,277

  Distributions to shareholders
  Net investment income                          (69,782)            (68,904)
  Net realized gain                                 --                (6,383)

  Decrease in net assets
  from distributions                             (69,782)            (75,287)

  Capital share transactions*
  Shares sold                                    205,028             303,295
  Distributions reinvested                        47,976              52,381
  Shares redeemed                               (389,349)           (226,525)

  Increase (decrease) in net
  assets from capital
  share transactions                            (136,345)            129,151

Net Assets

Increase (decrease) during period               (277,139)            115,141

Beginning of period                            1,357,131           1,241,990

End of period                                  $1,079,992          $1,357,131

*Share information
  Shares sold                                     17,120              24,041
  Distributions reinvested                         4,059               4,149
  Shares redeemed                                (33,163)            (17,959)

  Increase (decrease) in
  shares outstanding                             (11,984)             10,231

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------
                                                              February 29, 2000

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Free High Yield Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 1, 1985.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities At February 29, 2000, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $696,343,000 and $815,138,000, respectively, for the year ended February 29, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 29, 2000, the fund has capital loss carryforwards for federal income tax purposes of 12,470,000, all of which expires in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 29, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------
     Undistributed net investment income                           $75,000
     Undistributed net realized gain                               (75,000)

     At February 29, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,102,079,000. Net unrealized loss aggregated $33,282,000 at period-end, of which $28,543,000 related to appreciated investments and $61,825,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $528,000 was payable at February 29, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 29, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $731,000 for the year ended February 29, 2000, of which $77,000 was payable at period-end.


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Tax-Free High Yield Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free High Yield Fund, Inc. ("the Fund") at February 29, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     March 17, 2000


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 2/29/00
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $70,138,000 which qualified as exempt-interest dividends.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal

     Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By  touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Invest with Confindence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.          F59-050  2/29/00




Annual Report

Tax-Free Funds
February 29, 2000

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------
Tax-Free Funds

o Interest rates rose and bond prices fell as the Fed tightened monetary policy to constrain inflationary pressures.

o Money market funds benefited from rising rates, but the longer-term funds were generally weaker in a difficult environment.

o A combination of duration and credit strategies helped boost the funds' dividend yields as we positioned the portfolios for the year ahead.

o Municipal yields are currently very attractive compared with the yields on similar taxable alternatives.



UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

Fellow Shareholders

     The Federal Reserve raised the federal funds rate three times in 1999 and twice so far in 2000 in a continuing effort to slow economic growth to a pace that will constrain inflationary pressures. As a result of a powerful economy and higher interest rates, many intermediate and longer-term funds posted weak returns during the past 6- and 12-month periods, although the tone of the market began to improve early this year. Only money market funds benefited from rising short-term rates.


MARKET ENVIRONMENT

Municipal Bond and Note Yields
--------------------------------------------------------------------------------

           30 Year AAA            5-Year AAA            1-Year Moody's
           General Obligation     General Obligation    Investment Grade 1 Note

02/28/99   4.99                   3.78                  3
           5.04                   3.83                  3.15
           5.08                   3.85                  3.2

5/99       5.16                   4                     3.2
           5.33                   4.33                  3.5
           5.41                   4.3                   3.55

8/99       5.6                    4.4                   3.75
           5.7                    4.43                  3.75
           5.89                   4.58                  3.95

11/99      5.87                   4.53                  3.95
           5.93                   4.68                  4.1
           6.03                   4.9                   4.1

2/29/00    5.9                    4.94                  4.2

Source: T. Rowe Price Associates

     The Fed has drawn a clear line in the sand in the face of a persistently strong economy, which surged more than 6% in the second half of 1999. By early 2000, it was evident that domestic demand was not slowing sufficiently to temper the powerful economy, which has been augmented by a recovery in U.S. exports and by increased government spending made possible by soaring tax receipts. In this environment, Fed Chairman Alan Greenspan left no room for doubt that the Fed will remain diligent in its fight to contain inflation.

     Interest rates and municipal bond yields trended upward in response to the Fed's hikes in key short-term rates. After outperforming taxable bonds during the first half of 1999, municipals lost ground in the second half as lower-quality tax-exempt securities, in particular, did poorly. Year-end was particularly challenging for municipal bond funds due to a confluence of events. Municipals began to weaken when some buyers fled into higher-yielding corporate bonds, which flooded the market in the third quarter. In the fourth quarter, normally strong demand from investors waned because of competition from the surging stock market and from selling to realize tax losses at year-end. Redemptions from municipal bond funds increased as a result of these factors. One factor that aided municipals in 1999 was the relatively light supply of new issues, which was down 21% from the previous year.

     The funds' fiscal year ended on a positive note, however, as prices climbed and long-term municipal yields fell in February along with longer-term Treasury yields. The rally in bond prices began when the Treasury announced its intention to reduce debt further through the purchase of Treasury bonds. The proposed reduction in federal debt sent shock waves through the bond market as investors scrambled to discern which maturities would be affected most and searched for alternative securities. The Treasury's buyback program led to an inversion of the yield curve, as two-year Treasury yields rose above 30-year yields. The municipal yield curve, however, maintained a positive slope, and the sharp drop in long-term Treasury yields has made similar municipal yields attractive in comparison.


TAX-EXEMPT MONEY FUND AND PLUS SHARES

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/29/00                       6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Exempt Money Fund                          1.54%              2.94%

Tax-Exempt Money Fund
PLUS Class                                     1.46               2.79

Lipper Tax-Exempt Money
Market Funds Average                           1.46               2.77


     The Tax-Exempt Money Fund's results surpassed those of the Lipper peer group average for both the 6- and 12-month periods ended February 29, 2000. The six-month return for the Tax-Exempt Money Fund PLUS shares was in line with the Lipper average, while the 12-month return was slightly ahead of Lipper despite the PLUS shares' higher expenses that accompany their additional services.

     During the past six months, the Federal Reserve raised key short-term interest rates three times following two earlier rate hikes, for a total of 125 basis points (100 basis points equal one percentage point). As would be expected, tax-exempt money market yields moved higher by a similar amount. For the entire fiscal year, 30- to 90-day rates rose about 100 basis points, while six-month and one-year note rates climbed 115 and 120 basis points to 4.05% and 4.20%, respectively.

     The short-term municipal yield curve steepened during the 12-month period, as six-month and one-year yields rose more than shorter-term yields. A year ago, this was not the case. For the six months ended February 1999, overnight and weekly securities offered the same average return as a one-year security, so performance was not necessarily influenced by the maturity structure of the portfolio. At the end of February 2000, overnight and weekly investments averaged 3.49% over the previous six months while one-year notes averaged 3.98%, a difference of 49 basis points.

     These changes in money market yields benefited performance relative to our peer group. While the portfolio's maturity remained fairly constant during the year, our competitors have allowed their maturities to shorten, enabling us to provide a higher yield than the average for our peer group. We expect the Federal Reserve to apply gradual, but persistent, pressure to the fed funds rate until economic growth slows to an acceptable level. It is the Fed's gradual approach that has kept us so far from shortening our maturity. We believe we can earn the additional income that the yield curve offers without a quick pickup in rates, and we expect to increase our yield as the move to higher interest rates unfolds in a measured fashion.


TAX-FREE SHORT-INTERMEDIATE FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/29/00                       6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Free Short-
Intermediate Fund                              0.74%              0.67%

Lipper Short-Intermediate
Municipal Debt Funds Average                   0.35              -0.39

     Your fund managed to provide modest positive returns for the 6- and 12-month periods ended February 29, 2000, in an environment characterized by falling prices and rising yields for all but the shortest maturities. Fund results exceeded the Lipper Short-Intermediate Municipal Debt Funds Average in both periods, largely because of our duration and credit strategy and the fund's low expenses.

     Earlier in the fund's fiscal year, we had maintained a conservative duration to protect the portfolio against rising rates. In November, we took advantage of an opportunity to extend the fund's duration when the yield on 10-year municipal bonds approached 5.25%. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.) Bond prices rallied shortly afterward, and rates moved lower in December, at which time we took the opportunity to shorten duration to a neutral position. In January, rates on 10-year securities rose to 5.25%, and we lengthened once again. More recently, with interest rates falling, we have been maintaining an above-average duration because of the value we see in the market despite the Fed's bias toward a tighter monetary policy. Ten-year municipal yields are as high as they have been since 1994 and are extremely attractive in both absolute and relative terms compared with similar Treasuries.

     We had been overweighting sectors of the market that offer more yield to take advantage of improving credit ratings. For example, we began to focus on New York bonds about four years ago when the state started to benefit from strength in the financial industry, and we currently hold about 18% of fund assets in various New York issues-three times the amount of our next-largest state allocation. Many of these securities were upgraded as New York's economy improved. In addition, we focused on uninsured bonds in three areas: electric/ nuclear revenue, lease-backed, and industrial revenue/pollution control. All three sectors offer incremental yield and improving fundamentals. Conversely, we have been underweighted in insured and prerefunded bonds, which do not provide the yields we find in the other areas.

     Our goal was to raise the portfolio's yield by swapping securities for others with higher yields. The six-month dividend yield rose from 4.03% to 4.22% over the past six months-equal to a taxable yield of 6.59% for someone in the 36% income tax bracket.


TAX-FREE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/29/00                       6 Months          12 Months

Tax-Free Intermediate
Bond Fund                                      0.49%             -1.37%

Lipper Intermediate
Municipal Debt Funds Average                  -0.05              -1.92


     The fund's returns surpassed the Lipper Intermediate Municipal Debt Funds Average in both periods but were negative for the fiscal year due to rising interest rates. The better performance compared with the benchmark was primarily attributable to our duration strategy and to relatively low fund expenses.

     In a generally negative environment for fixed income securities over the past six months, we maintained the duration of the portfolio in a range nearly half a year shorter than during the previous six months. (See the report on the Tax-Free Short-Intermediate Fund for an explanation of the effect duration has on bond funds when interest rates rise or fall.) In a favorable environment, when bond prices are rising and rates falling, we would ordinarily attempt to keep duration longer.

     Earlier in the period, we had adopted a so-called "barbell" maturity structure, with positions in cash equivalents and longer maturities, which protects the portfolio against rising interest rates. Recently, we have begun to unwind it in favor of a "laddered" structure with maturities ranging between five and 12 years, since this area of the yield curve provides a higher yield than the barbell structure. We accomplished this shift by using cash reserves, as well as the proceeds from selling 20-year bonds, to increase our holdings of 10-year bonds without significantly changing the fund's overall duration.

     Since we received approval to drop the fund's insurance requirement in December 1998, we have been gradually reducing exposure to this sector, from more than 80% a year ago to 64% at the end of February. We replaced these securities largely with state general obligation and dedicated-tax bonds, which carry high credit ratings. We have been particularly overweighted in Massachusetts general obligations, whose credit out-look has been improving, and in bonds issued by Chicago, which have recently been upgraded.

     We focused on raising the portfolio's income by trading into new securities with higher yields. The fund's dividend yield for the past six months rose from 4.45% last August to 4.66% at the end of February, which is equivalent to a taxable yield of 7.28% for someone in the 36% income tax bracket.

TAX-FREE INCOME FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/29/00               6 Months         12 Months
--------------------------------------------------------------------------------

Tax-Free Income Fund                  -0.44%            -3.42%

Lipper General Municipal
Debt Funds Average                    -1.31             -4.58


     In a weak environment for bonds, your fund provided negative returns but surpassed its peer group average in both periods through a combination of our investment strategy, credit profile, and low expenses. In the first half of the fund's fiscal year, we focused on maintaining a neutral duration and buying bonds with more defensive characteristics. (See the report on the Tax-Free Short-Intermediate Fund for an explanation of the effect duration has on bond funds when interest rates rise or fall.) During the past six months, as interest rates rose more sharply, we took additional steps to manage the portfolio's interest rate exposure and take advantage of the higher yields available in the marketplace. The fund's six-month dividend yield rose from 5.28% to 5.51% since the end of August-equivalent to a taxable yield of 8.61% for an investor in the 36% income tax bracket.

     The fund's weighted average maturity ranged between 15.5 and just over 16 years during the past six months, its shortest position in 10 years. We accomplished this by underweighting bonds with maturities longer than 20 years and overweighting bonds in the 10- to 20-year range. We also raised cash levels in August in anticipation of higher liquidity needs toward year-end, which proved to be an accurate forecast. As a result, we were able to weather higher-than-normal redemptions from November to January without having to sell securities into a weak market.

     We also focused on raising the portfolio's income by swapping bonds with losses for new securities with higher yields. These losses are useful, since they can be carried forward to offset capital gains. A year ago we were concerned about preserving the portfolio's income as interest rates fell, but the latter part of 1999 offered an opportunity to increase the dividend yield.

     From a credit perspective, the fund benefited from less exposure to lower-rated bonds that performed poorly in the last six months as their yield premiums widened relative to higher-quality yields. At year-end, our overall credit sector allocation was little changed with a modest reduction in hospital revenue bonds that continued to be under pressure. Our weighting in BBB and lower-rated bonds may rise in coming months, since they offer significantly higher yields in return for taking on greater credit risk.

     As rates continued to rise in January, we grew a bit more optimistic about prospects for the municipal market. Long-term yields well above 6%, which exceeded taxable Treasury yields on some days, looked attractive in an environment of 2% to 2.5% inflation, particularly when compared with taxable alternatives. The municipal new issues calendar is light, and some year-end selling pressures appear to have abated. We took advantage of the higher yields on long-term bonds and were pleased to see the market strengthen in February. We are not out of the woods as far as the Fed's tighter monetary policy is concerned, but so far it seems to be having more of an impact on short-term securities.

TAX-FREE HIGH YIELD FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/29/00                       6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Free High Yield Fund                      -2.77%             -5.41%
Lipper High Yield Municipal

Debt Funds Average                            -2.90              -4.75


     The fund's fiscal year was characterized by two different periods for tax-exempt high-yield investors, neither one favorable for investors. High-yield bonds posted negative returns during the first six months but outperformed investment-grade municipals. The past six months, however, found our segment of the market lagging greatly. Our relatively low allocation to lower-grade bonds helped us versus the competition during the six months ended February 29, and the fund pulled ahead of the Lipper High Yield Municipal Debt Funds Average. We lagged for the year as a whole since the fund carried a longer duration and we were underweighted during the first half when high-yield securities did better. In recent months, we have been taking advantage of lower prices by adding to lower-grade bonds, and we believe this strategy is beginning to bear fruit.

     The high-yield market was hurt due to waning investor interest because of the high yields available in AAA bonds, increased supply at year-end, and heavy redemptions from November through January. Your fund was fairly well positioned entering the second half with higher-than-normal cash reserves and an ability to add lower-quality bonds as prices fell.


Quality Diversification
--------------------------------------------------------------------------------

Tax Free High Yield Fund

                               Percent

AAA                                  8

AA                                  15

A                                   17

BBB                                 28

BB and Below                        32

     Our below investment-grade holdings represented 32% of fund assets on February 29, 2000, compared with 22% a year ago, while exposure to BBB securities was 28%, up from 26%. (See accompanying chart.) We reduced the portfolio's component of hospital bonds to below 15%, where we intend to keep it until we see signs of financial recovery in this troubled sector. We increased our exposure to long-term care and corporate-backed holdings to around 15% as part of our longer-term goal of holding approximately 40% of the fund in below investment-grade and 25%-30% in BBB securities. In addition, we reduced the fund's sensitivity to interest rates in anticipation of further tightening by the Fed.

     Many new holdings offer attractive yields, and we intend to add additional bonds in the education, housing, and transportation sectors in coming months. These strategies have contributed to an increase in the fund's dividend yield to more than 6%, up from a bit over 5.5% six months ago. (A tax-exempt yield of 6% is equivalent to a taxable yield of 9.38% for investors in the 36% income tax bracket.) We remain confident that the outlook for this segment of the municipal market is brighter following a difficult period through most of last year.

OUTLOOK

     The economy has yet to show signs of slowing to a level the Fed would prefer. Rather, available economic data suggest that real GDP growth could approach 5% in the first quarter of 2000. Except for soaring oil and some other commodity prices, overall inflation remains in check. However, the strong pace of economic growth is straining the supply of both labor and products. Cost pressures have been mounting, and the Fed is concerned that they will be reflected in higher inflation. As long as accelerating inflation remains a threat, the Fed is likely to move short-term rates higher in the months ahead.

     Municipal prices have built up some momentum after their February gains. Light municipal supply continues to benefit our segment of the fixed income market, and there has been a slight pickup in cash flows into municipal bond funds. Any slowdown in economic growth as a result of Fed tightening should bode well for the overall bond market. Yields on municipal bonds are extremely attractive compared with yields in the taxable market.

     Respectfully submitted,



     Mary J. Miller
     Director
     Municipal Bond Department

     March 24, 2000



T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                     8/31/99      2/29/00
--------------------------------------------------------------------------------

Tax-Exempt Money Fund

Price Per Share                                      $  1.00      $  1.00

Dividends Per Share

  For 6 months                                         0.014        0.015

  For 12 months                                        0.027        0.029

Dividend Yield (7-Day Compound) *                       2.80%        3.41%

Weighted Average Maturity (days)                          54           55

Weighted Average Quality **                       First Tier   First Tier


Tax-Exempt Money Fund PLUS Shares
--------------------------------------------------------------------------------

Price Per Share                                      $  1.00      $  1.00

Dividends Per Share

  For 6 months                                         0.013        0.015

  For 12 months                                           --        0.028

Dividend Yield (7-Day Compound) *                       2.67%        3.22%

Weighted Average Maturity (days)                          54           55

Weighted Average Quality **                       First Tier   First Tier


To request a prospectus for any T. Rowe Price fund, please call 1-800-638-5660. Read the prospectus carefully before investing.

                                                       (continued on next page)

--------------------------------------------------------------------------------
Change in Management

Effective April 1, 2000, Mary J. Miller became Chairman of the Investment Advisory Committee for the Tax-Free High Yield Fund, responsible for its day-to-day management. Ms. Miller is Director of the Municipal Bond Department and has been a member of the fund's advisory committee since its 1985 inception. She has been with T. Rowe Price since 1983. She succeeds William F. Snider, who has left T. Rowe Price to pursue new opportunities.

This updates the portfolio management section of the Tax-Free Funds prospectus dated July 1, 1999.


T. Rowe Price Tax-Free Funds

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                     8/31/99      2/29/00
Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

Price Per Share                                      $  5.27      $  5.20

Dividends Per Share

  For 6 months                                          0.11         0.11

  For 12 months                                         0.21         0.21

Dividend Yield *

  For 6 months                                          4.03%        4.22%

  For 12 months                                         4.14         4.19

30-Day Standardized Yield                               3.97         4.48

Weighted Average Maturity (years)                        4.2          4.3

Weighted Average Effective Duration (years)              3.0          3.1

Weighted Average Quality ***                             AA-          AA-



Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

Price Per Share                                      $ 10.65      $ 10.46

Dividends Per Share

  For 6 months                                          0.24         0.24

  For 12 months                                         0.48         0.48

Dividend Yield *

  For 6 months                                          4.45%        4.66%

  For 12 months                                         4.56         4.64

30-Day Standardized Yield                               4.16         4.61

Weighted Average Maturity (years)                        7.3          8.0

Weighted Average Effective Duration (years)              5.1          5.5

Weighted Average Quality ***                              AA           AA

                                                       (continued on next page)



T. Rowe Price Tax-Free Funds

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                     8/31/99      2/29/00

Tax-Free Income Fund
--------------------------------------------------------------------------------

Price Per Share                                      $  9.39      $  9.10

Dividends Per Share

  For 6 months                                          0.25         0.25

  For 12 months                                         0.50         0.49

Dividend Yield *

  For 6 months                                          5.28%        5.51%

  For 12 months                                         5.42         5.55

30-Day Standardized Yield                               4.81         5.23

Weighted Average Maturity (years)                       15.5         16.1

Weighted Average Effective Duration (years)              7.7          8.2

Weighted Average Quality ***                             AA-          AA-


Tax-Free High Yield Fund
--------------------------------------------------------------------------------

Price Per Share                                      $ 11.87      $ 11.21

Dividends Per Share

         For 6 months               0.33             0.33

         For 12 months                      0.65              0.66

Dividend Yield *

         For 6 months               5.52%            6.02%

         For 12 months                      5.65              6.01

30-Day Standardized Yield                               5.10         5.85

Weighted Average Maturity (years)                       18.4         18.7

Weighted Average Effective Duration (years)              8.2          8.6

Weighted Average Quality ***                              A-         BBB+

  * Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.

 ** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

*** Based on T. Rowe Price research.



T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Tax-Exempt Money Shares
--------------------------------------------------------------------------------
                  Lipper                    TEMF

2/90              10.000                    10.000

2/91              10.541                    10.522

2/92              10.955                    10.910

2/93              11.221                    11.167

2/94              11.436                    11.397

2/95              11.729                    11.697

2/96              12.117                    12.093

2/97              12.473                    12.462

2/98              12.861                    12.865

2/99              13.227                    13.247

2/00              13.594                    13.637


Tax-Exempt Money Plus Shares
--------------------------------------------------------------------------------

                  Lipper            TEM+-Line        TEM+Area

10/31/98          10000             10000            10000

2/99              10083             10074            10074

2/00              10365             10355            10355



T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison

Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

                  Lehman            Lipper              TFS

2/90              10.000            10.000              10.000

2/91              10.837            10.780              10.706

2/92              11.720            11.631              11.449

2/93              12.738            12.704              12.308

2/94              13.181            13.172              12.738

2/95              13.527            13.448              13.109

2/96              14.616            14.434              14.009

2/97              15.288            15.025              14.572

2/98              16.105            15.843              15.341

2/99              16.956            16.582              16.093

2/00              17.197            16.602              16.200


Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

                  Lehman            Lipper              TII


11/30/92          10.000            10.000              10.000

2/93              10.542            10.544              10.681

2/94              11.008            11.045              11.267

2/95              11.277            11.272              11.566

2/96              12.434            12.305              12.672

2/97              13.050            12.862              13.204

2/98              14.043            13.830              14.168

2/99              14.880            14.562              14.929

2/00              14.753            14.318              14.724


Tax-Free Income Fund
--------------------------------------------------------------------------------

                  Lehman            Lipper              TFI

2/90              10.000            10.000              10.000

2/91              10.922            10.818              10.840

2/92              12.013            11.922              11.943

2/93              13.666            13.620              13.719

2/94              14.423            14.361              14.474

2/95              14.695            14.491              14.749

2/96              16.318            15.957              16.269

2/97              17.217            16.717              17.051

2/98              18.790            18.284              18.650

2/99              19.946            19.219              19.672

2/00              19.530            18.368              18.999


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

Tax-Free High Yield Fund

                  Lehman            Lipper           TFH

2/90              10.000            10.000           10.000

2/91              10.920            10.561           10.793

2/92              12.095            11.659           11.933

2/93              13.853            13.079           13.597

2/94              14.721            13.938           14.615

2/95              14.948            14.152           14.800

2/96              16.643            15.633           16.372

2/97              17.625            16.513           17.391

2/98              19.342            18.239           19.203

2/99              20.500            19.064           20.125

2/00              20.000            18.205           19.037


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since   Inception
Periods Ended 2/29/00        1 Year   5 Years   10 Years   Inception       Date
--------------------------------------------------------------------------------

Tax-Exempt Money              2.94%     3.12%      3.15%           -     4/8/81

Tax-Exempt Money PLUS         2.79         -          -         2.67%   11/1/98

Tax-Free Short-Intermediate   0.67      4.33       4.94            -    12/23/83

Tax-Free Intermediate Bond   -1.37      4.95          -         5.48    11/30/92

Tax-Free Income              -3.42      5.20       6.63            -    10/26/76

Tax-Free High Yield          -5.41      5.16       6.65            -     3/1/85


Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. Investments in the Money Fund and PLUS Class shares are not insured or guaranteed by the FDIC or any other government agency. Although they seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund and PLUS Class shares.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person  Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal  Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement  Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

    ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


*    Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------

Advisory Services, Retirement Resources

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     ADVISORY SERVICES

     T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer

     RETIREMENT RESOURCES AT T. ROWE PRICE

     Traditional, Roth, and Rollover IRAs
     SEP-IRA and SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase
       Pension and Profit Sharing Plans)
     401(k) and 403(b)
     457 Deferred Compensation

     Planning and Informational Guides

     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

     Insights Reports

     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

     Software Packages

     T. Rowe Price Retirement Planning
       AnalyzerTM CD-ROM or diskette $19.95.
       To order, please call
       1-800-541-5760. Also available
       on the Internet for $9.95.

     T. Rowe Price Variable Annuity AnalyzerTM
       CD-ROM or diskette, free. To order,
       please call 1-800-469-5304.

     T. Rowe Price Immediate Variable
       Annuity (Income Account)

     Investment Kits

     We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

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Downtown
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Owings Mills
Three Financial Center
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T. Rowe Price, Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         C03-050  2/29/00